Exhibit 99.1

MAX AND IPC AGREE TO AMEND TERMS OF MERGER

TO INCLUDE CASH CONSIDERATION

IPC Shareholders to Receive $2.50 per share in cash and Max Shareholders to

Receive $1.00 in Cash for each Share Post-Closing

Already Superior IPC-Max Deal Now Provides Additional Benefits

Hamilton, Bermuda – June 4, 2009 –Max Capital Group Ltd. (NASDAQ: MXGL; BSX: MXGL BH) today announced that it and IPC Holdings, Ltd. (NASDAQ:IPCR) have agreed to pay two cash dividends that deliver $2.50 per share to IPC shareholders following the closing of the IPC-Max merger. The first being $1.50 per share in cash payable to IPC shareholders of record as of June 15, 2009, and an additional $1.00 per share in cash payable to shareholders following closing of the transaction. Max shareholders will also receive a cash dividend of $1.00 per share in cash for each share of IPC following the closing of the transaction, which is equal to $0.64 for each share of Max prior to exchange from the closing of the transaction.

“The powerful strategic rationale and value creation potential of the IPC-Max transaction enjoys strong investment community support and we look forward to the completion of our transaction following the shareholder meeting. We have agreed to return a portion of the combined company’s substantial cash flow and excess capital to all shareholders, and also increase the absolute value of the transaction to IPC shareholders,” said W. Marston (Marty) Becker, Chairman and Chief Executive Officer of Max. “The combination of Max’s long-tail portfolio with IPC’s short-tail portfolio is very capital efficient and attractive from a rating agency standpoint, and will still free up a significant amount of excess capital for both business growth and capital enhancement, complementing the dividend payments to provide incremental value to our shareholders.”

Kenneth L. Hammond, Chairman of IPC, said, “The agreed to dividends make an excellent transaction even more rewarding to both IPC shareholders and to all of the shareholders of the combined company. The IPC-Max transaction will create a world-class insurer/reinsurer, well positioned for long-term success and superior shareholder value creation through enhanced diversification, scale and capital. The hostile offer by Validus, on the other hand, is inferior from a valuation standpoint, is fraught with uncertainty, and only serves the interests of Validus.”

As previously announced, Max and IPC shareholders will own 42% and 58% on a fully diluted basis of the combined company, respectively, which will have:

•	Diversification that will enable the company to achieve more consistent earnings and higher returns on equity;

•	Excess capital to deploy in new businesses or for capital management purposes;

•	Increased flexibility to take advantage of favorable pricing and underwriting developments;

•	Highly complementary businesses with limited overlap;

•	Increased scope and scale of operations with approximately $3 billion of capital and excess capital of $120 million to $220 million, after payment of the contingent cash dividends mentioned above; and

•	A top-notch management team with proven ability to manage a more diversified business.

Investors are strongly encouraged to reject any attempts by Validus to distract and mislead them into thinking they have a plan to use its overvalued currency to acquire IPC. Validus continues to offer inferior value to IPC shareholders over the value to be obtained through IPC’s combination with Max.

The Boards of Directors of both IPC and Max unanimously recommend that shareholders vote your WHITE proxy card “FOR” the proposals relating to the IPC-Max transaction at each company’s shareholder meeting on June 12, 2009.

Copies of the joint proxy statement/prospectus as well as a summary thereof and an updated investor presentation, detailing the benefits of the transaction, are available on the company’s corporate website at www.maxcapgroup.com.

Max shareholders with questions about the IPC-Max transaction, or who need assistance in voting their shares, may call the company’s proxy solicitor, MacKenzie Partners, Inc, toll-free at (800) 322-2885 or collect at (212) 929-5500.

About Max Capital Group Ltd.

Operating from offices in Bermuda, Ireland, the USA and at Lloyd’s, Max Capital is a global enterprise dedicated to providing diversified specialty insurance and reinsurance products to corporations, public entities, property and casualty insurers and life and health insurers.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING INFORMATION

This filing includes statements about future economic performance, finances, expectations, plans and prospects of both IPC Holdings, Ltd. (“IPC”) and Max Capital Group Ltd. (“Max”) that constitute forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to certain risks and uncertainties, including the risks described in the definitive joint proxy statement/prospectus of IPC and Max that has been filed with the Securities and Exchange Commission (“SEC”) under “Risk Factors,” many of which are difficult to predict and generally beyond the control of IPC and Max, that could cause actual results to differ materially from those expressed in or suggested by such statements. For further information regarding cautionary statements and factors affecting future results, please also refer to the most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q filed subsequent to the Annual Report and other documents filed by each of IPC or Max, as the case may be, with the SEC. Neither IPC nor Max undertakes any obligation to update or revise publicly any forward-looking statement whether as a result of new information, future developments or otherwise.

This filing contains certain forward-looking statements within the meaning of the U.S. federal securities laws. Statements that are not historical facts, including statements about our beliefs, plans or expectations, are forward-looking statements. These statements are based on our current plans, estimates and expectations. Some forward-looking statements may be identified by our use of terms such as “believes,”

“anticipates,” “intends,” “expects” and similar statements of a future or forward looking nature. In light of the inherent risks and uncertainties in all forward-looking statements, the inclusion of such statements in this filing should not be considered as a representation by us or any other person that our objectives or plans will be achieved. A non-exclusive list of important factors that could cause actual results to differ materially from those in such forward-looking statements includes the following: (a) the occurrence of natural or man-made catastrophic events with a frequency or severity exceeding our expectations; (b) the adequacy of our loss reserves and the need to adjust such reserves as claims develop over time; (c) any lowering or loss of financial ratings of any wholly-owned operating subsidiary; (d) the effect of competition on market trends and pricing; (e) changes in general economic conditions, including changes in interest rates and/or equity values in the United States of America and elsewhere and continued instability in global credit markets; and (f) other factors set forth in the definitive joint proxy statement/prospectus of IPC and Max, the most recent reports on Form 10-K, Form 10-Q and other documents of IPC or Max, as the case may be, on file with the SEC. Risks and uncertainties relating to the proposed transaction include the risks that: the parties will not obtain the requisite shareholder or regulatory approvals for the transaction; the anticipated benefits of the transaction will not be realized; and/or the proposed transactions will not be consummated. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We do not intend, and are under no obligation, to update any forward looking statement contained in this filing.

ADDITIONAL INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION AND WHERE TO FIND IT:

This filing relates to a proposed business combination between IPC and Max. On May 7, 2009, IPC and Max filed with the SEC a definitive joint proxy statement/prospectus, which was first mailed to shareholders of IPC and Max on May 7, 2009. This filing is not a substitute for the definitive joint proxy statement/prospectus or any other document that IPC or Max may file with the SEC or send to their respective shareholders in connection with the proposed transaction

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC, INCLUDING THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS THAT WILL BE PART OF THE DEFINITIVE REGISTRATION STATEMENT ON FORM S-4, AS THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION. All such documents, if filed, would be available free of charge at the SEC’s website (www.sec.gov) or by directing a request to IPC, at Jim Bryce, President and Chief Executive Officer, or John Weale, Executive Vice President and Chief Financial Officer, at 441-298-5100, in the case of IPC’s filings, or Max, at Joe Roberts, Chief Financial Officer, or Susan Spivak Bernstein, Senior Vice President, Investor Relations at 441-295-8800, in the case of Max’s filings.

PARTICIPANTS IN THE SOLICITATION:

IPC and Max and their directors, executive officers and other employees may be deemed to be participants in any solicitation of IPC and Max shareholders, respectively, in connection with the proposed business combination.

Information about IPC’s directors and executive officers is available in the definitive joint proxy statement/prospectus filed with the SEC on May 7, 2009, relating to IPC’s 2009 annual meeting of shareholders; information about Max’s directors and executive officers is available in the amendment to its annual report on Form-10K, filed with the SEC on April 1, 2009.

Source:    Max Capital Group Ltd.

Max Contacts:

Investors:

Susan Spivak Bernstein

+1-212-898-6640

Media:

Kekst and Company

Roanne Kulakoff or Peter Hill

+1-212-521-4800